Form N-SAR

Sub-Item 77C
Matters Submitted to a Vote of Security Holders
2-34393, 811-1879

Shareholder Meeting
A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
Elect nine Trustees, including eight "independent" candidates.

-------------------- --------------- --------------------------------------------- ---------------------------------
                      Record Date                                                  Percentage of Total Outstanding
     Trustees            Votes                     Number of Votes                              Votes
-------------------- --------------- --------------------------------------------- ---------------------------------
                                     Affirmative      Withheld        Total       Affirmative  Withheld    Total
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
Jerome S. Contro     72,431,132,779  28,415,846,253  806,823,785   29,222,670,038    39.23%      1.12%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
William F. McCalpin  72,431,132,779  28,431,830,093  790,839,945   29,222,670,038    39.26%      1.09%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
John W. McCarter,
Jr.                  72,431,132,779  28,410,815,406  811,854,632   29,222,670,038    39.23%      1.12%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
Dennis B. Mullen     72,431,132,779  28,408,140,530  814,529,508   29,222,670,038    39.22%      1.13%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
James T. Rothe       72,431,132,779  28,421,678,938  800,991,100   29,222,670,038    39.24%      1.11%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
William D. Stewart   72,431,132,779  28,426,971,191  795,698,847   29,222,670,038    39.25%      1.10%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
Martin H. Waldinger  72,431,132,779  28,400,077,651  822,592,387   29,222,670,038    39.21%      1.14%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
Linda S. Wolf        72,431,132,779  28,406,316,741  816,353,297   29,222,670,038    39.22%      1.13%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------
Thomas H. Bailey     72,431,132,779  28,395,482,070  827,141,468   29,222,623,538    39.21%      1.14%     40.35%
-------------------- --------------- --------------- ------------- --------------- ------------ --------- ----------

-------------------- ---------------------------------------------
     Trustees                    Percentage of Voted
-------------------- ---------------------------------------------
                      Affirmative       Withheld        Total
-------------------- --------------- --------------- -------------
Jerome S. Contro         97.24%          2.76%         100.00%
-------------------- --------------- --------------- -------------
William F. McCalpin      97.29%          2.71%         100.00%
-------------------- --------------- --------------- -------------
John W. McCarter,
Jr.                      97.22%          2.78%         100.00%
-------------------- --------------- --------------- -------------
Dennis B. Mullen         97.21%          2.79%         100.00%
-------------------- --------------- --------------- -------------
James T. Rothe           97.26%          2.74%         100.00%
-------------------- --------------- --------------- -------------
William D. Stewart       97.28%          2.72%         100.00%
-------------------- --------------- --------------- -------------
Martin H. Waldinger      97.18%          2.82%         100.00%
-------------------- --------------- --------------- -------------
Linda S. Wolf            97.21%          2.79%         100.00%
-------------------- --------------- --------------- -------------
Thomas H. Bailey         97.17%          2.83%         100.00%
-------------------- --------------- --------------- -------------

Proposal 2
To  approve  the  elimination  of  the  Fund's   fundamental   policy  regarding
investments in income-producing securities.

------------------------- -------------- ------------------------------------------------------------------------
          Fund             Record Date                               Number of Votes
                              Votes
------------------------- -------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
                                           Affirmative         Against          Abstain       Broker Non-Votes
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Flexible Bond Fund   984,730,229     466,207,919        54,440,628      24,189,665        117,369,233
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
         Fund                  Percentage of Total Outstanding Votes                       Percentage of Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
                         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Flexible Bond         47.34%        5.53%       2.46%      11.92%        70.40%        8.22%      3.65%       17.73%
Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 3a
To approve certain amendments to the Fund's investment advisory agreement with Janus Capital Management LLC to conform to prevailing industry practice.

---------------------------- ----------------- -----------------------------------------------------------------------
           Fund                Record Date                                Number of Votes
                                  Votes
---------------------------- ----------------- -----------------------------------------------------------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
                                                 Affirmative         Against          Abstain      Broker Non-Votes
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Fund                    11,815,883,814    5,141,704,247      298,128,737      253,100,803      1,597,577,073
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Enterprise Fund         1,768,581,761      655,989,507        39,765,195      30,146,258        223,066,755
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Mercury Fund            4,543,442,548     1,750,195,166      110,854,182      93,469,589        480,923,905
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Olympus Fund            2,299,460,931      871,255,022        60,570,362      45,247,870        271,664,004
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Orion Fund               671,127,831       291,456,936        21,189,706      14,196,184        65,470,079
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Triton Fund               34,409,032        18,943,291        1,137,454         571,245          2,189,775
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Twenty Fund             9,824,414,895     4,511,070,075      270,345,145      161,625,541      1,308,505,546
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Venture Fund            1,406,700,835      631,791,354        51,270,013      35,124,403        150,422,355
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Global Life Sciences    1,213,179,543      502,255,257        36,813,843      25,335,504        142,457,413
Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Global Technology       1,059,507,132      426,902,165        31,772,093      22,473,123        99,490,344
Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Balanced Fund           2,626,107,826     1,052,522,170       41,349,072      65,699,796        322,963,243
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Contrarian Fund         2,877,224,518     1,264,014,407       96,127,820      62,690,994        326,141,983
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Core Equity Fund         698,668,131       297,645,077        17,770,999      14,654,698        75,970,161
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Growth and Income       5,863,188,110     2,443,014,652      125,746,680      100,850,196       651,929,747
Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Research Fund             39,533,389        23,433,451         790,878          578,110          7,613,742
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Global Opportunities     197,366,318        88,824,724        6,792,564        4,439,696        24,242,581
Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Overseas Fund           2,434,653,611      963,274,666        52,803,391      42,169,609        317,147,325
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Worldwide Fund          5,332,949,989     2,254,772,115      132,852,859      104,602,815       749,149,257
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Federal Tax-Exempt       117,282,903        60,876,682        5,356,370        3,458,526         7,058,564
Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Flexible Bond Fund       984,730,229       485,771,534        33,206,407      25,860,272        117,369,233
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus High-Yield Fund          544,302,954       262,419,997        13,272,342      12,019,816        67,919,621
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Short-Term Bond Fund     210,622,465        92,713,052        4,716,024        4,250,698        28,075,113
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Money Market Fund       5,417,974,934     2,672,045,842       60,115,517      106,306,092       16,178,457
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Government Money         809,139,268       499,990,416        8,140,535        7,242,327         2,838,850
Market Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Tax-Exempt Money         132,499,868        84,309,532        2,999,719        2,627,055          41,475
Market Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
Janus Institutional Cash      1,409,167,592     1,162,702,357           --              --             3,126,172
Reserves Fund
---------------------------- ----------------- ----------------- ----------------- -------------- --------------------
------------------------- -------------------------------------------------- -------------------------------------------------
          Fund                  Percentage of Total Outstanding Votes                      Percentage of Voted
------------------------- -------------------------------------------------- -------------------------------------------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
                          Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain     Broker
                                                                 Non-Votes                                         Non-Votes
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Fund                   43.52%        2.52%       2.14%      13.52%        70.53%        4.09%      3.47%      21.91%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Enterprise Fund        37.09%        2.25%       1.71%      12.61%        69.13%        4.19%      3.18%      23.50%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Mercury Fund           38.52%        2.44%       2.06%      10.59%        71.86%        4.55%      3.84%      19.75%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Olympus Fund           37.89%        2.63%       1.97%      11.81%        69.77%        4.85%      3.62%      21.76%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Orion Fund             43.43%        3.16%       2.11%       9.76%        74.29%        5.40%      3.62%      16.69%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Triton Fund            55.05%        3.31%       1.66%       6.36%        82.93%        4.98%      2.50%       9.59%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Twenty Fund            45.92%        2.75%       1.65%      13.32%        72.16%        4.33%      2.58%      20.93%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Venture Fund           44.91%        3.65%       2.50%      10.69%        72.74%        5.90%      4.04%      17.32%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Global Life            41.40%        3.03%       2.09%      11.74%        71.06%        5.21%      3.58%      20.15%
Sciences Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Global Technology      40.29%        3.00%       2.12%       9.39%        73.52%        5.47%      3.87%      17.14%
Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Balanced Fund          40.08%        1.58%       2.50%      12.30%        70.99%        2.79%      4.43%      21.79%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Contrarian Fund        43.93%        3.34%       2.18%      11.34%        72.27%        5.50%      3.58%      18.65%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Core Equity Fund       42.60%        2.54%       2.10%      10.87%        73.30%        4.38%      3.61%      18.71%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Growth and Income      41.67%        2.15%       1.72%      11.12%        73.55%        3.79%      3.03%      19.63%
Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Research Fund          59.28%        2.00%       1.46%      19.26%        72.29%        2.44%      1.78%      23.49%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Global                 45.01%        3.44%       2.25%      12.28%        71.46%        5.47%      3.57%      19.50%
Opportunities Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Overseas Fund          39.57%        2.17%       1.73%      13.03%        70.04%        3.84%      3.06%      23.06%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Worldwide Fund         42.28%        2.49%       1.96%      14.05%        69.56%        4.10%      3.23%      23.11%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Federal                51.91%        4.57%       2.95%       6.02%        79.32%        6.98%      4.50%       9.20%
Tax-Exempt Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Flexible Bond Fund     49.33%        3.37%       2.63%      11.92%        73.36%        5.02%      3.90%      17.72%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus High-Yield Fund        48.21%        2.44%       2.21%      12.48%        73.79%        3.73%      3.38%      19.10%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Short-Term Bond        44.02%        2.24%       2.02%      13.33%        71.45%        3.63%      3.28%      21.64%
Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Money Market Fund      49.32%        1.11%       1.96%       0.30%        93.60%        2.11%      3.72%       0.57%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Government Money       61.79%        1.01%       0.90%       0.35%        96.48%        1.57%      1.40%       0.55%
Market Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Tax-Exempt Money       63.63%        2.26%       1.98%       0.03%        93.70%        3.33%      2.92%       0.05%
Market Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Institutional          82.51%        0.00%       0.00%       0.22%        99.73%        0.00%      0.00%       0.27%
Cash Reserves Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------

Proposal 3b
To approve an amended  investment  advisory agreement between the Fund and Janus
Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

------------------------- -------------- ------------------------------------------------------------------------
          Fund             Record Date                               Number of Votes
                              Votes
------------------------- -------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
                                           Affirmative         Against          Abstain       Broker Non-Votes
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Mercury Fund        4,543,442,548   1,660,646,635      207,789,473      86,082,829        480,923,905
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Contrarian Fund     2,877,224,518   1,227,892,553      138,956,666      55,984,002        326,141,983
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Research Fund        39,533,389       22,480,356        1,867,261         454,823          7,613,742
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
INTECH Risk-Managed        385,547,495     196,911,369        20,479,892       7,468,239         29,222,202
Stock Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Mid Cap Value Fund  5,049,828,607   1,928,216,074      183,614,393      107,908,756       564,590,162
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Worldwide Fund      5,332,949,989   2,228,686,867      167,929,741      95,611,181        749,149,257
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
         Fund                    Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
                         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Mercury Fund          36.55%        4.57%       1.90%      10.59%        68.19%        8.53%      3.53%       19.75%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Contrarian Fund       42.68%        4.83%       1.95%      11.34%        70.21%        7.94%      3.20%       18.65%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Research Fund         56.86%        4.72%       1.15%      19.26%        69.35%        5.76%      1.40%       23.49%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
INTECH Risk-Managed         51.07%        5.31%       1.94%       7.58%        77.50%        8.06%      2.94%       2.94%
Stock Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Mid Cap Value         38.18%        3.64%       2.14%      11.18%        69.25%        6.59%      3.88%       20.28%
Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Worldwide Fund        41.79%        3.15%       1.79%      14.05%        68.76%        5.18%      2.95%       23.11%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 4
To approve an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH to change the subadvisory fee rate paid by Janus Capital to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

-------------------------- -------------- -----------------------------------------------------------------------
Fund                       Record Date                               Number of Votes
                           Votes
-------------------------- -------------- -----------------------------------------------------------------------
-------------------------- -------------- ----------------- ----------------- -------------- --------------------
                                            Affirmative         Against          Abstain      Broker Non-Votes
-------------------------- -------------- ----------------- ----------------- -------------- --------------------
-------------------------- -------------- ----------------- ----------------- -------------- --------------------
INTECH Risk-Managed         385,547,495     196,147,928        21,482,764       7,228,808        29,222,202
Stock Fund
-------------------------- -------------- ----------------- ----------------- -------------- --------------------
------------------------ -------------------------------------------------- --------------------------------------------------
         Fund                  Percentage of Total Outstanding Votes                       Percentage of Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
                         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
INTECH Risk-Managed         50.88%        5.57%       1.88%       7.58%        77.20%        8.46%      2.84%       11.50%
Stock Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------